Exhibit 10.2

THIS NOTE HAS BEEN ACQUIRED BY THE HOLDER SOLELY FOR ITS OWN ACCOUNT FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND APPLICABLE STATE SECURITIES LAWS. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT, AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION THEREFROM; ALL AFTER HOLDER HAVING DELIVERED AN OPINION OF COUNSEL SATISFACTORY TO COMPANY’S COUNSEL IN ALL RESPECTS REGARDING ANY SUCH PROPOSED TRANSFER OF THIS NOTE.

2021 PROMISSORY NOTE

$400,000.00	June 15, 2021 (“Effective Date”)

FOR VALUE RECEIVED, the undersigned, TraQiQ, Inc., a California corporation (the “Company”), hereby PROMISES TO PAY TO THE ORDER OF Greg Rankich, (the “Holder”), the principal amount of Four Hundred Thousand and 00/1000 Dollars ($400,000.00) (the “Principal”). The Principal shall be delivered as of the Effective Date. From time to time hereafter, this promissory note may be referred to as the “Note.” This Note is issued in connection with and pursuant to that certain Note Purchase Agreement by and among the Company and Holder (the “Note Purchase Agreement”).

1.	Interest.

Interest shall accrue on the Principal outstanding from time to time until such Principal is paid in full, at the simple interest rate of zero percent (0%) per annum (computed on the basis of a 365-day year for the actual number of days elapsed) (“Interest”).

2.	Repayment upon Maturity.

(a) Maturity Date. The entire outstanding Principal shall be immediately due and payable one hundred eight (180) days following the Effective Date (the “Maturity Date”).

(b) Optional Prepayment. This Note may be prepaid by the Company in whole or in part at any time prior to the Maturity Date without penalty or premium of any kind.

3.	Events of Default; Rights and Remedies.

(a) Events of Default Defined. Any one or more of the following shall constitute an “Event of Default” under this Note:

(i) The Company, after five (5) days written notice from Holder to Company, shall fail to timely pay any amount due and payable hereunder;

(ii) The Company becomes insolvent or bankrupt, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for the Company or for the major part of the property of either; or

(iii) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar requirements of law for the relief of debtors, are instituted by or against the Company and, if instituted on an involuntary basis against the Company such involuntary proceedings are consented to or are not dismissed within ninety (90) days after institution.

(b) Rights and Remedies. Upon the occurrence of any Event of Default which shall be continuing, this Note shall automatically become immediately due and payable. Upon this Note becoming due and payable under this Section 3(b), this Note will forthwith mature, and the entire unpaid Principal shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Holder’s rights and remedies hereunder, or allowed to it by law or equity, shall be cumulative. No failure by the Holder to exercise, and no delay in exercising, any right or remedy will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or future exercise thereof or of any other right or remedy. Without limiting the foregoing, the Company shall pay to the Holder on demand such further amount as shall be sufficient to cover all costs and expenses of the Holder incurred in any enforcement or collection of this Note including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

4.	Miscellaneous.

(a) Form of Payments. All payments of Principal on this Note shall be made in lawful money of the United States of America at the Holder’s address set forth in Section 4(d) below.

(b) Payments on Non-Business Days. Whenever any payment hereunder is due on a Saturday, a Sunday, or a day on which commercial banks in Bellevue, Washington are required or authorized to be closed, such payment shall be made on the next succeeding business day.

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(c) Notices. All notices and other communications given or made pursuant hereto shall be in writing and (except for notice or communications given by telegram, telex, telecopy, facsimile, or e-mail) shall be delivered via a nationally recognized overnight express company, or via registered or certified mail (postage prepaid, return receipt requested), in each case, to the parties at the following addresses:

If to the Company, to:	TraQiQ, Inc.
14205 SE 36th Street, Suite 100
Bellevue, WA 98006
Attention: Ajay Sikka, CEO

If to the Holder, to:	Greg Rankich
1401 Chuckanut Crest Drive
Bellingham, WA 98229

The address or the contact person for purposes of this Section 4(d) may be changed by giving the parties specified above written notice of the new address or name in the manner set forth above. All notices provided for or permitted to be given pursuant to this Note shall be deemed given or served (a) on the fifth (5th) business day after depositing the same in the United States mail addressed to the party to be notified, postpaid and certified with return receipt requested, (b) upon delivering such notice in person to such party, (c) (1) business day after delivery to a recognized overnight courier service marked for next day delivery, (d) confirmed receipt of prepaid telegram, telex, telecopy, or facsimile prior to 5:00 p.m. PT as of the date of transmission, or (e) upon confirmed receipt of email as evidenced by reply email (followed by delivery of such notice by mail). All notices are to be sent to or made at the addresses set forth in this Section 4(c). All notices given in accordance with this Note shall be effective upon delivery at the address of the addressee.

(d) Certain Waivers. Except as otherwise expressly provided herein, the Company hereby waives presentment, demand, protest or notice and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

(e) Assignment or Transfer. This Note may be transferred only upon the prior written consent of the Company, which consent may be withheld in the Company’s sole and absolute discretion. If a transfer is approved by the Company, this Note may be transferred only upon its surrender for transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed in form satisfactory to the Company, by the Holder hereof or such Holder’s duly authorized attorney. Upon such surrender, a new Note will be issued to and registered in the name of the transferee. Prior to its receipt of written notice of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment of any outstanding Principal and for all other purposes, and the Company will not be affected by any notice to the contrary. Additionally, Company may require, prior to any such transfer, that the transferee agree and acknowledge certain agreements, documents, and/or representations and warranties.

(f) Amendment and Waiver. No term of this Note may be amended or waived without the written consent of the Company and Holder.

(g) If any term or other provision of this Note, or any portion thereof, is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Note, or remaining portion thereof, shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision, or any portion thereof, is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Note so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are consummated to the fullest extent possible.

(h) Governing Law; Venue. This Note shall be governed by and construed in accordance with the laws of the State of Washington, without regard to the conflicts of laws principles thereof (including Indiana’s). The parties hereby irrevocably agree that exclusive venue for any matter in connection with this Note shall be in state of federal courts located in or having jurisdiction over King County, Washington.

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SIGNATURE APPEARS ON FOLLOWING PAGE]

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[SIGNATURE PAGE TO PROMISSORY NOTE]

IN WITNESS WHEREOF, this Promissory Note has been duly executed and delivered by the Company as of the Effective Date.

TraQiQ, Inc.

By:
Printed:	Ajay Sikka, CEO

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